DEED OF TRUST NOTE

$14,000,000.00                                               Baltimore, Maryland
                                                            December 27, 1989

     FOR VALUE RECEIVED, LONDONTOWN CORPORATION, a Delaware corporation, (the "Borrower"), promises to pay to the order of METLIFE CAPITAL CREDIT CORPORATION, a Delaware corporation (the "Lender"), the principal sum of FOURTEEN MILLION DOLLARS AND NO CENTS ($14,000,000.00) (the "Principal Loan Amount") with interest thereon at the rate hereinafter set forth (the "Loan"). The repayment of interest and principal of the Principal Loan Amount shall be as follows:

     (1) (a) Beginning on the the date hereof, interest will be due on the unpaid Principal Loan Amount at the rate of ten and one-quarter percent (10.25%) per annum (the "Interest Rate").

          (b) All interest will be calculated on the basis of a 360-day year factor applied to actual days elapsed.

     (2) Interest on the unpaid Principal Loan Amount will be payable, in arrears, commencing with interest only for the partial month in which the date hereof occurs, on the first day of the first full month after the date hereof, and continuing thereafter on the first day of each month until the entire unpaid Principal Loan Amount and all accrued and unpaid interest thereon is paid in full.

     (3) Principal and interest thereon as described above will be paid in one hundred thirteen (113) substantially equal consecutive monthly installments as set forth on Schedule 1 attached hereto and made a part hereof, in the amount needed to repay the Principal Loan Amount in full on the twentieth anniversary of the date hereof. Such monthly payments of principal and interest will begin on the first day of the second full month after the date hereof, and will continue on the first day of each and every month thereafter until the Loan matures. The Loan will mature and the outstanding Principal Loan Amount, all accrued and unpaid interest thereon, and any other sums due and payable in connection therewith (the "Balloon Payment"), unless paid in its entirety at an earlier date, will be due and payable on the first day of that month which is one hundred fourteen (114) months after the month in which the first payment of principal and interest occurs (the "Maturity Date").

     (4) If any portion of the Principal Loan Amount and/or interest thereon remains unpaid after the Maturity Date such portion of the Principal Loan Amount and all unpaid interest will bear interest from the Maturity Date until such amount due is paid in full, at the rate of two percent (2%) per annum over the Interest Rate.

     (5) If the Borrower fails to make one or more required payments of principal and/or interest, as provided above, within ten (10) days after the date such payment is due, the Borrower will pay to the Lender a late charge equal to four percent (4%)of said-unpaid amount in order to defray the increased cost involved in handling such delinquent payments. Any such charges shall be payable on demand.

     (6) Any installment or other part payment made by or on behalf of the Borrower hereof will be applied first, to late payment charges due under paragraph (5) above; second, to interest accrued and payable at the stated rate and the penalty rate stated in paragraph (4) above, if applicable; and third, to the unpaid Principal Loan Amount hereof, in the inverse order of the maturity of the principal payments.

     (7) The Principal Loan amount may be prepaid, in whole, but not in part, on any regularly scheduled principal and interest payment date occurring on or after the third anniversary of the date hereof,, upon not less than thirty (30) days prior written notice to the Lender, but only in accordance with the terms and conditions of this paragraph (7). Any such optional prepayment will be accompanied by payment of accrued and unpaid interest on the Principal Loan Amount up to (but not including) the date of prepayment, and by payment to the Lender of a prepayment premium, if any, determined as follows:

          The prepayment premium shall be determined by (i) calculating the decrease, if any, expressed in basis points, in the current weekly average yield of ten (10) year United States Treasury Notes, as published in Federal Reserve Statistical Release H.15 (519) from the date of this Note to the prepayment date, (ii) dividing the difference, if any, by 10,000,
     (iii) multiplying the result by the outstanding Principal Loan Amount to be prepaid, (iv) multiplying the result in (iii) by the number of years remaining from the prepayment date to the Maturity Date, and (v) discounting the calculated result to the present value of such amounts utilizing a discount factor of 10.25% per annum. Expressed as a formula, the calculation would be made as follows:

          (Basis Point decrease in the index/10,000) x outstanding Principal Loan Amount equals the prepayment premium for each remaining year. Discount the prepayment premium for each year at 10.25% per annum for number of years remaining from the prepayment date to the Maturity Date.

          For example, if the prepayment premium for each remaining year from the prepayment date to the Maturity Date is $50,000.00 and seven (7) years are remaining from the prepayment date to the Maturity Date, the discounted prepayment premium would be $241,430.27.

     (8) Notwithstanding anything to the contrary, the prepayment premium (as determined in accordance with paragraph (7) above but not exceeding $200,000.00) shall be due in the event that the Loan is accelerated as a result of: (i) a sale, transfer or conveyance, of any interest in the Property (as defined in the Deed of Trust) to a third party not directly or indirectly owned or affiliated with the Borrower, or (ii) a change in the ownership of the Borrower, whether by sale or acquisition, which results in a material change in the composition of the management of the Borrower, occurring prior to the third anniversary of the date hereof. For the purposes of this paragraph, "management" shall mean the Borrower's executive officer group and the officer group. A "material change in the composition of the management" shall not be deemed to include changes in management of the Borrower occurring in the ordinary course of the Borrower's business including, without limitation, retirement, death and normal employee attrition. Any such prepayment shall not delay, postpone, abate or recast the balance of the unpaid Principal Loan Amount, and the monthly payments thereunder shall continue in the same amount and in the same order as set forth on Schedule 1.

     All payments of principal, interest, late fees and premiums, if any, will be made during regular business hours at the principal office of the holder of this Note located at Ten Stamford Forum, Stamford, Connecticut 06904, or at such other place as the Lender shall designate in writing, and will be made by check (subject to collection), draft (subject to collection), or other instrument as may be approved from time to time by the holder hereof or may be paid in coin or currency of the United States of America which at the time of such payment is legal tender for the payment of public or private debts. Any payment by check or draft will be subject to the condition that any receipt issued therefor will be ineffective unless the amount due is actually collected by the Lender.

     This Note is secured inter alia by the first Deed of Trust and Security Agreement of even date herewith by and between Borrower, Daniel L. Wieneke and Jack N. Zemil, Trustees, and Lender covering certain property and premises situate and lying in Carroll County, Maryland (the "Deed of Trust"). The terms, covenants, conditions, provisions, stipulations, and agreements contained in the Deed of Trust are hereby made a part hereof to the same extent and with the same effect as if fully set forth herein; and, without limiting the foregoing, reference is hereby made to the Deed of Trust for a description of the property conveyed thereunder, the definition of certain terms, the nature and extent of the security and the rights of the Lender in respect of such security. This Note is also secured by an Assignment of Leases and Rents of even date herewith made by the Borrower to the Lender with respect to the property granted and conveyed under the Deed of Trust.

     If the Borrower defaults in the payment when due of any installment of interest and/or principal, or any and all other payments due hereunder, including, without limitation, late charges as herein provided, or in the performance of any of the terms, agreements, covenants or conditions contained in the Deed of Trust or any other instrument given to secure the payment hereof (all of which are hereinafter referred to as the "Loan Documents"), upon the giving of any applicable notice and expiration of any applicable cure period contained in the Loan Documents then, or at any time thereafter, the entire principal of this Note, irrespective of the Maturity Date specified herein, together with the then accrued and unpaid interest thereon, may, at the Lender's election, become immediately due and payable.

     Time is of the essence of this Note in connection with all of the obligations of Borrower including without limitation during any applicable grace or cure periods.

     The rights or remedies of the Lender as provided in this Note, the Deed of Trust and the other Loan Documents will be cumulative and concurrent and may be pursued singly, successively, or together against the Borrower, the property or security held by the Lender for the payment hereof or otherwise at the sole discretion of the Lender. The failure to exercise any such right or remedy will in no event be construed as a waiver or release of said rights or remedies or of the right to exercise them at any later time.

     Except as may be otherwise expressly provided in this Note or in any of the other Loan Documents, the Borrower and all endorsers hereof severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and consent that the time of payments or any part thereof may be extended by the Lender and that the real or collateral security or any part thereof may be released by the Lender, without in anywise modifying, altering, releasing, affecting or limiting their respective liability or the lien of the Deed of Trust (except to the extent so released).

     The Borrower agrees to be jointly and severally liable with any endorsers, sureties, accommodation parties hereof and all other persons liable or to become liable on this Note for the payment of all costs of collection, including reasonable attorneys' fees and all other costs of suit, in case the unpaid Principal Loan Amount, or any payment of interest only or principal and interest thereon, is not paid when due, and if the same remains unpaid for ten (10) days after written notice to Borrower, or for the foreclosure of the Deed of Trust or other Loan Documents, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction, or through a Bankruptcy Court or other legal proceedings.

     The Borrower hereby waives trial by jury in any action or proceeding to which the Borrower and the Lender may be parties, arising out of or in any way pertaining to (a) this Note, (b) any other Loan Documents, or (c) the property securing the Deed of Trust other than personal injury actions or proceedings. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Note.

     This waiver is knowingly, willfully and voluntarily made by the Borrower, and the Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect.

     In case any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision (or remaining part of the affected provision) of this Note, but this Note will be construed as if such invalid, illegal or unenforceable provision (or part thereof), had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

     This Note may not be amended, modified or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such amendment, modification or termination is sought.

     Whenever used herein, the words "Borrower" and "Lender" will be deemed to include their respective heirs, personal representatives, executors, successors and assigns.

     This Note will be construed according to and governed by the laws of the State of Maryland without regard to principles of conflict of laws.

     The Borrower hereby acknowledges that the loan evidenced by this Note is a Commercial Loan within the meanings of Sections 12-101(c) and 12-103(e) of the Commercial Law Article of the Annotated Code of Maryland (1975 edition, as amended).

     IN WITNESS WHEREOF, this Note has been properly executed and sealed by the Borrower on the day and year first written above.

WITNESS/ATTEST:                        BORROWER:
                                       LONDONTOWN CORPORATION,
                                       a Delaware corporation


/s/                                    By:/s/ Zachary C. Goldman          (SEAL)
----------------------------------        --------------------------------
     Assistant Secretary                  Zachary C. Goldman, Vice President and
                                                    Chief Financial Officer


The within Deed of Trust Note is secured by a first lien Deed of Trust on property located in Carroll County, Maryland, by and among Borrower, Daniel L. Wieneke and Jack N. Zemil, Trustees, and Lender.

     I HEREBY CERTIFY that the within Deed of Trust Note is the Deed of Trust Note described in the Deed of Trust, such Deed of Trust and the within Deed of Trust Note having been executed in my presence.

                                               /s/ Giovanna M. Young
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

July 1, 1990
--------------------------

AMORTIZATION SCHEDULE
LONDONTOWN CORPORATION

        PAYMENT      INTEREST    PRINCIPAL       BALANCE         IRR CALCULATION
        -------      --------    ---------       -------         ---------------
 0                                              14,000,000.00    (14,000,000.00)
 1    137,430.07    119,583.33   17,846.74      13,982,153.26     137,430.07
 2    137,430.07    119,430.89   17,999.18      13,964,154.09     137,430.07
 3    137,430.07    119,277.15   18,152.92      13,946,001.17     137,430.07
 4    137,430.07    119,122.09   18,307.98      13,927,693.19     137,430.07
 5    137,430.07    118,965.71   18,464.36      13,909,228.83     137,430.07
 6    137,430.07    118,808.00   18,622.07      13,890,606.76     137,430.07
 7    137,430.07    118,648.93   18,781.14      13,871,825.62     137,430.07
 8    137,430.07    118,488.51   18,941.56      13,852,884.06     137,430.07
 9    137,430.07    118,326.72   19,103.35      13,833,780.71     137,430.07
10    137,430.07    118,163.54   19,266.53      13,814,514.18     137,430.07
11    137,430.07    117,998.98   19,431.09      13,795,083.09     137,430.07
12    137,430.07    117,833.00   19,597.07      13,775,486.02     137,430.07
13    137,430.07    117,665.61   19,764.46      13,755,721.56     137,430.07
14    137,430.07    117,496.79   19,933.28      13,735,788.28     137,430.07
15    137,430.07    117,326.52   20,103.55      13,715,684.73     137,430.07
16    137,430.07    117,154.81   20,275.26      13,695,409.47     137,430.07
17    137,430.07    116,981.62   20,448.45      13,674,961.02     137,430.07
18    137,430.07    116,806.96   20,623.11      13,654,337.91     137,430.07
19    137,430.07    116,630.80   20,799.27      13,633,538.64     137,430.07
20    137,430.07    116,453.14   20,976.93      13,612,561.72     137,430.07
21    137,430.07    116,273.96   21,156.11      13,591,405.61     137,430.07
22    137,430.07    116,093.26   21,336.81      13,570,068.80     137,430.07
23    137,430.07    115,911.00   21,519.07      13,548,549.73     137,430.07
24    137,430.07    115,727.20   21,702.87      13,526,846.86     137,430.07
25    137,430.07    115,541.82   21,888.25      13,504,958.60     137,430.07
26    137,430.07    115,354.85   22,075.22      13,482,883.39     137,430.07
27    137,430.07    115.166.30   22,263.77      13,460,619.61     137,430.07
28    137,430.07    114,976.13   22,453.94      13,438,165.67     137,430.07
29    137,430.07    114,784.33   22,645.74      13,415,519.93     137,430.07
30    137,430.07    114,590.90   22,839.17      13,392,680.76     137,430.07
31    137,430.07    114,395.81   23,034.26      13,369.646.51     137,430.07
32    137,430.07    114,199.06   23,231.01      13,346,415.50     137,430.07
33    137,430.07    114,000.63   23,429.44      13,322,986.06     137,430.07
34    137,430.07    113,800.51   23,629.56      13,299,356.50     137,430.07
35    137,430.07    113,598.67   23,831.40      13,275,525.10     137,430.07
36    137,430.07    113,395.11   24,034.96      13,251,490.14     137,430.07
37    137,430.07    113,189.81   24,240.26      13,277,249.88     137,430.07
38    137,430.07    112,982.76   24,447.31      13,202,802.57     137,430.07
39    137,430.07    112,773.94   24,656.13      13,178,146.44     137,430.07
40    137,430.07    112,563.33   24,866.74      13,153,279.70     137,430.07
41    137,430.07    112,350.93   25,079.14      13,128,200.56     137,430.07
42    137,430.07    112,136.71   25,293.36      13,102,907.21     137,430.07
43    137,430.07    111,920.67   25,509.40      13,077,397.80     137,430.07
44    137,430.07    111,702.77   25,727.30      13,051,670.50     137,430.07
45    137,430.07    111,483.02   25,947.05      13,025,723.45     137,430.07

46    137,430.07    111,261.39   26,168.68      12,999,554.77     137,430.07
47    137,430.07    111,037.86   26,392.21      12,973,162.57     137,430.07
48    137,430.07    110,812.43   26,617.64      12,946,544.93     137,430.07
49    137,430.07    110,585.07   26,845.00      12,919,699.93     137,430.07
50    137,430.07    110,355.77   27,074.30      12,892,625.63     137,430.07
51    137,430.07    110,124.51   27,305.56      12,865,320.07     137,430.07
52    137,430.07    109,891.28   27,538.79      12,837,781.27     137,430.07
53    137,430.07    109,656.05   27,774.02      12,810,007.25     137,430.07
54    137,430.07    109,418.81   28,011.26      12,781,995.99     137,430.07
55    137,430.07    109,179.55   28,250.52      12,753,745.47     137,430.07
56    137,430.07    108,938.24   28,491.83      12,725,253.6      137,430.07
57    137,430.07    108,694.87   28,735.20      12,696,518.45     137,430.07
58    137,430.07    108,449.43   28,980.64      12,667,537.81     137,430.07
59    137,430.07    108,201.89   29,228.18      12,638,309.62     137,430.07
60    137,430.07    107,952.23   29,477.84      12,608,831.78     137,430.07
61    137,430.07    107,700.44   29,729.63      12,579,102.15     137,430.07
62    137,430.07    107,446.50   29,983.57      12,549,118.58     137,430.07
63    137,430.07    107,190.39   30,239.68      12,518,878.90     137,430.07
64    137,430.07    106,932.09   30,497.98      12,488,380.92     137,430.07
65    137,430.07    106,671.59   30,758.48      12,457,622.43     137,430.07
66    137,430.07    106,408.86   31,021.21      12,426,601.22     137,430.07
67    137,430.07    106,143.89   31,286.18      12,395,315.04     137,430.07
68    137,430.07    105,876.65   31,553.42      12,363,761.62     137,430.07
69    137,430.07    105,607.13   31,822.94      12,331,938.68     137,430.07
70    137,430.07    105,335.31   32,094.76      12,299,843.92     137,430.07
71    137,430.07    105,061.17   32,368.90      12,267,475.01     137,430.07
72    137,430.07    104,784.68   32,645.39      12,234,829.62     137,430.07
73    137,430.07    104,505.84   32,924.23      12,201,905.39     137,430.07
74    137,430.07    104,224.61   33,205.46      12,168,699.93     137,430.07
75    137,430.07    103,940.98   33,489.09      12,135,210.84     137,430.07
76    137,430.07    103,654.93   33,775.14      12,101,435.69     137,430.07
77    137,430.07    103,366.43   34,063.64      12,067,372.05     137,430.07
78    137,430.07    103,075.47   34,354.60      12,033,017.45     137,430.07
79    137,430.07    102,782.02   34,648.05      11,998,369.41     137,430.07
80    137,430.07    102,486.07   34,944.00      11,963,425.41     137,430.07
81    137,430.07    102,187.59   35,242.48      11,928,182.93     137,430.07
82    137,430.07    101,886.56   35,543.51      11,892,639.42     137,430.07
83    137,430.07    101,582.96   35,847.11      11,856,792.32     137,430.07
84    137,430.07    101,276.77   36,153.30      11,820,639.01     137,430.07
85    137,430.07    100,967.96   36,462.11      11,784,176.90     137,430.07
86    137,430.07    100,656.51   36,773.56      11,747,403.34     137,430.07
87    137,430.07    100,342.40   37,087.67      11,710,315.68     137.430.07
88    137,430.07    100,025.61   37,404.46      11,672,911.22     137.430.07
89    137,430.07     99,706.12   37,723.95      11,635,187.27     137.430.07
90    137,430.07     99,383.89   38,046.18      11,597,141.09     137,430.07
91    137,430.07     99,058.91   38,371.16      11,558,769.93     137,430.07
92    137,430.07     98,731.16   38,698.91      11,520,071.02     137.430.07
93    137,430.07     98,400.61   39,029.46      11,481,041.56     137,430.07
94    137,430.07     98,067.23   39,362.84      11,441,678.72     137.430.07
95    137,430.07     97,731.01   39,699.06      11,401,979.65     137,430.07
96    137,430.07     97,391.91   40,038.16      11,361,941.49     137,430.07
97    137,430.07     97,049.92   40,380.15      11,321,561.34     137,430.07
98    137,430.07     96,705.00   40,725.07      11,280,836.27     137,430.07

 99      137,430.07 96,357.14        41,072.93   11,239,763.35       137,430.07
100      137,430.07 96,006.31        41,423.75   11,198,339.59       137,430.07
101      137,430.07 95,652.48        41,777.59   11,156,562.00       137,430.07


102      137,430.07 95,295.63        42,134.44   11,114,427.57       137,430.07
103      137,430.07 94,935.74        42,494.33   11,071,933.23       137,430.07
104      137,430.07 94,572.76        42,857.31   11,029,075.92       137,430.07
105      137,430.07 94,206.69        43,223.38   10,985,852.54       137,430.07
106      137,430.07 93,837.49        43,592.58   10,942,259.96       137,430.07
107      137,430.07 93,465.14        43,964.93   10,898,295.03       137,430.07
108      137,430.07 93,089.60        44,340.47   10,853,954.57       137,430.07
109      137,430.07 92,710.86        44,719.21   10,809,235.36       137,430.07
110      137,430.07 92,328.89        45,101.18   10,764,134.17       137,430.07
111      137,430.07 91,943.65        45,486.42   10,718,647.75       137,430.07
112      137,430.07 91,555.12        45,874.95   10,672,772.79       137,430.07
113      137,430.07 91,163.27        46,266.80   10,626,505.99       137,430.07
114   10,717,273.26 90,768.07    10,626,505.19            0.80    10,717,273.26

                                                                           10.25